UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Cigna Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your vote counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number.  For complete information and to vote, visit www.ProxyVote.com.  Control #  V63691-P21454-Z88887  THE CIGNA GROUP C/O PROXY SERVICES  P.O. BOX 9142  FARMINGDALE, NY 11735  The Cigna Group  2025 Annual Meeting  Vote by April 22, 2025 11:59 p.m. ET or at the meeting  You invested in The Cigna Group and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on April 23, 2025.  Get informed before you vote.  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by  requesting such materials prior to April 9, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or an email copy.  Vote virtually at the meeting*  April 23, 2025  10:00 a.m. ET  Virtually at: www.virtualshareholdermeeting.com/CI2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT.

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. The proxy materials are available to you on the Internet. You may view these materials online at www.proxyvote.com or request a paper or an email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors:	
1a.	David M. Cordani	For
1b.	Eric J. Foss	For
1c.	Retired Maj. Gen. Elder Granger, M.D.	For
1d.	Neesha Hathi	For
1e.	George Kurian	For
1f.	Kathleen M. Mazzarella	For
1g.	Mark B. McClellan, M.D., Ph.D.	For
1h.	Philip O. Ozuah, M.D., Ph.D.	For
1i.	Kimberly A. Ross	For
1j.	Eric C. Wiseman	For
1k.	Donna F. Zarcone	For
2.	Advisory approval of executive compensation	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group's independent registered public accounting firm for 2025	For
4.	Shareholder proposal — Support Special Shareholder Meeting Improvement	Against

Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof

Our board has fixed the close of business on March 4, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof. A list of shareholders will be made available to shareholders during ordinary business hours for a period of at least ten days ending on the day before the meeting date at www.virtualshareholdermeeting.com/CI2025.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings."

V63692-P21454-Z88887